UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

MAN-AHL DIVERSIFIED I L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-53043	06-1496634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Man Investments (USA) Corp.
1345 Avenue of the Americas, Floor 21
New York, New York 10105
(Address of principal executive offices)
(Zip Code)

212-649-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 4.01           Changes in Registrant’s Certifying Accountant.

(a)          Man Investments (USA) Corp. is the general partner (the “General Partner”) of Man‑AHL Diversified I L.P. (the “Fund”).  In connection with the General Partner’s determination to transfer the Fund’s audit work to a different auditor, on April 14, 2023, the General Partner, with the approval of its board of directors and on behalf of the Fund, dismissed Ernst & Young Ltd. (“EY”) as the independent registered public accounting firm for the Fund.

The reports of EY on the Fund’s financial statements for each of the fiscal years ended December 31, 2021 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2022 and the subsequent interim period through April 14, 2023, the Fund has had no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Fund for such periods.

There were no reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2021 and December 31, 2022 and the subsequent interim period through April 14, 2023.

The General Partner, on behalf of the Fund, requested that EY furnish a letter addressed to the Commission stating whether EY agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of EY’s letter dated April 14, 2023, is filed as an exhibit hereto.

(b)          On April 14, 2023, the General Partner, with the approval of its board of directors and on behalf of the Fund, engaged Deloitte & Touche LLP (“Deloitte”) to serve as the independent registered public accounting firm for the Fund.  During the fiscal years ended December 31, 2021 and December 31, 2022 and the subsequent interim period through April 14, 2023, the General Partner has not consulted Deloitte on behalf of the Fund with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter of Ernst & Young Ltd. dated April 17, 2023 regarding the disclosures contained in Item 4.01(a) of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAN-AHL DIVERSIFIED I L.P.

By: Man Investments (USA) Corp., its general partner

By:	/s/ Solomon Kuckelman
Name:	Solomon Kuckelman
Position:	Director

Date:  April 17, 2023

 MAN-AHL DIVERSIFIED I L.P.
FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter of Ernst & Young, Ltd. dated April 17, 2023 regarding the disclosures contained in Item 4.01(a) of this Form 8-K.